Exhibit 99.1

Akers Biosciences and MyMD Pharmaceuticals Announce Stockholder Approval of Merger

  ●     Shares to commence trading on the Nasdaq Capital Market on April 19, 2021 under the new ticker symbol “MYMD”

  ●     Upon Closing, the Combined Company will focus on developing and commercializing novel immunotherapy pipeline assets, including its lead molecule MYMD-1

  ●     Recently Announced Plans to initiate Phase 2 Trial

BALTIMORE, April 16, 2021 – Akers Biosciences, Inc. (“Akers”) (Nasdaq: AKER) and MyMD Pharmaceuticals, Inc. (“MYMD”) today announced that at Akers’ special meeting of stockholders held on April 15, 2021, Akers obtained sufficient votes for each proposal required to consummate the previously announced proposed merger between Akers and MYMD. MYMD previously obtained a sufficient number of written consents from its stockholders to consummate the merger.

Upon closing, the combined company will be named MyMD Pharmaceuticals, Inc. and will remain listed on the Nasdaq under the new ticker symbol “MYMD,” beginning April 19, 2021. The company intends to focus on developing and commercializing novel immunotherapy pipeline assets, including MYMD-1, a first-in-class drug being developed to treat autoimmune and age-related diseases, including extending the human lifespan.

“I am extremely proud of our dedicated team, who has put forth time and effort to get us to this significant milestone,” said Chris Chapman, M.D., President and Chief Medical Officer of MyMD. “The closing of this merger should further position our company to advance our pipeline of drug candidates, including our recently announced phase 2 trial that we plan to initiate, which continue to show tremendous promise for a myriad of indications. We are grateful for the support of or new and existing shareholders, who remain alongside us as we continue on this exciting journey.”

MYMD-1 has been shown to be effective in regulating the immune system from causing age-related diseases in preclinical studies. MyMD believes that it is the first oral small molecule regulator of tumor necrosis factor alpha (TNF-α) capable of crossing the blood-brain barrier. Additionally, a recent study from the Eurofins Discovery human phenotypic screening platform revealed the potential of MYMD-1 to be developed as a therapy for fibrosis. Looking forward, MyMD intends to also continue to develop its second asset, Supera-CBD, a drug platform based on a patent-protected, synthetic derivative of cannabidiol (CBD) that seeks to target key cannabinoid receptors.

Pursuant to the Agreement and Plan of Merger and Reorganization, dated as of November 11, 2020, by and among Akers, MYMD and XYZ Merger Sub, Inc., a wholly owned subsidiary of Akers (“Merger Sub”), as amended, Merger Sub will merge with and into MYMD (the “Merger”), with MYMD surviving the Merger as a direct wholly owned subsidiary of Akers. Upon consummation of the Merger, MYMD will change its name to “MyMD Pharmaceuticals (Florida), Inc.” and Akers will change its name to “MyMD Pharmaceuticals, Inc.” In connection with the Merger, Akers will effect a 1-for-2 reverse stock split of its common stock (the “Reverse Split”). Akers and MYMD expect the name changes, the Reverse Stock Split, and the Merger to become effective after-market hours on Friday, April 16, 2021. Effective with the aforementioned changes, a total of approximately 37,282,169 shares of common stock will be outstanding, with the CUSIP number changing to 62856X102.

Following the completion of the Merger, Akers will succeed to the business of MYMD as its principal line of business.

About MyMD Pharmaceuticals, Inc.

MyMD is a clinical stage pharmaceutical company committed to extending healthy lifespan by focusing on developing two therapeutic platforms. MYMD-1 is a drug platform based on a clinical stage small molecule that regulates the immunometabolic system to control TNF-α and other pro-inflammatory cytokines. MYMD-1 is being developed to treat autoimmune diseases, including those currently treated with non-selective TNF-α blocking drugs, and aging and longevity. SUPERA-CBD is a drug platform based on a novel (patent pending) synthetic derivative of cannabidiol (CBD) that targets numerous key receptors including CB2 and opioid receptors and inhibits monoamine oxidase. SUPERA-CBD is being developed to address the rapidly growing CBD market, that includes FDA approved drugs and CBD products not currently regulated as a drug. For more information, visit www.mymd.com.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No public offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information Will be Filed with the SEC.

In connection with the proposed transaction between Akers and MyMD, Akers has filed with the SEC a registration statement on Form S-4 that includes a proxy statement and prospectus of Akers. The registration statement was declared effective by the SEC on March 23, 2021, and the proxy statement of Akers and prospectus was mailed to the stockholders of Akers on or about March 23, 2021. Akers may also file other relevant documents with the SEC regarding the proposed transaction. AKERS URGES INVESTORS AND STOCKHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT AKERS, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and shareholders may obtain free copies of the proxy statement, prospectus and other documents filed by Akers with the SEC through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders may obtain free copies of the proxy statement, prospectus and other documents filed by Akers with the SEC by contacting Investor Relations by mail at Akers Biosciences, Inc., Attn: Investor Relations, 1185 Avenue of the Americas, 3rd Floor, New York, New York USA 10036. Investors and stockholders are urged to read the proxy statement, prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

Akers and MyMD, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Akers’ directors and executive officers is included in Akers’ Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 1, 2021,. Additional information regarding these persons and their interests in the transaction are included in the definitive proxy statement/prospectus referred to above. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this communication regarding matters that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Akers and MyMD undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to the completion of the merger, including the satisfaction of applicable closing conditions; the cash balances of the combined company following the closing of the merger; the ability of Akers to remain listed on the Nasdaq Capital Market in connection with the merger; and expected merger-related cash outlays, including the timing and amount of those outlays. Risks and uncertainties related to MyMD that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: the timing of, and MyMD’s ability to, obtain and maintain regulatory approvals for clinical trials of MyMD’s pharmaceutical candidates, the timing and results of MyMD’s planned clinical trials for its pharmaceutical candidates, the amount of funds MyMD requires for its pharmaceutical candidates; increased levels of competition; changes in political, economic or regulatory conditions generally and in the markets in which MyMD operates; MyMD’s ability to retain and attract senior management and other key employees; MyMD’s ability to quickly and effectively respond to new technological developments; MyMD’s ability to protect its trade secrets or other proprietary rights, operate without infringing upon the proprietary rights of others and prevent others from infringing on MyMD’s proprietary rights; and the impact of the ongoing COVID-19 pandemic on MyMD’s results of operations, business plan and the global economy.

New factors emerge from time to time and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks, as well as other risks associated with the combination, are more fully discussed in the Akers registration statement on Form S-4 (File No. 333-252181), as amended, initially filed with the SEC on January 15, 2021. Additional risks and uncertainties are identified and discussed in the “Risk Factors” section of Akers’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. Forward-looking statements included in this release are based on information available to Akers and MyMD as of the date of this release. Neither Akers nor MyMD undertakes any obligation to update such forward- looking statements to reflect events or circumstances after the date of this release.

Investor Contact:

Brett Mass

646-536-7331

brett@haydenir.com

www.haydenir.com

Media Contact:

Will Johnson

201-465-8019

MYMD@antennagroup.com

www.antennagroup.com